THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO SUMMARY PROSPECTUSES DATED MAY 1, 2021

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
VARIABLE LIFE
VARIABLE COMPLIFE®
VARIABLE JOINT LIFE
VARIABLE EXECUTIVE LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

VARIABLE UNIVERSAL LIFE PLUS
EXECUTIVE VARIABLE UNIVERSAL LIFE—II
VARIABLE UNIVERSAL LIFE PLUS—NY
CUSTOM VARIABLE UNIVERSAL LIFE
EXECUTIVE VARIABLE UNIVERSAL LIFE
SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This Supplement updates certain information in the most recent initial summary prospectuses and updating summary prospectuses, as applicable, for the above-referenced variable life policies and any supplements to the initial summary prospectuses and updating summary prospectuses (each a “Prospectus” and together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the applicable Prospectus. We will send you another copy of any prospectus or supplements without charge upon request.
On or about November 1, 2021 Dodge & Cox will replace Templeton Investment Counsel, LLC as the sub-adviser for the International Equity Portfolio and any and all references to the sub-adviser shall refer to Dodge & Cox. The Investment Objective for the International Equity Portfolio will now be “Long-term growth of capital and income.” In addition, on or about November 1, 2021, Wells Capital Management, Inc. will be known as Allspring Global Investments, LLC. Any and all references to the sub-adviser for the Select Bond Portfolio shall refer to Allspring Global Investments, LLC. Please note that with respect to both of these changes, some systems and forms may temporarily reference the previous sub-advisers for these Portfolios.
In light of these changes, in APPENDIX A—Portfolios Available under Your Contract, the following rows in the table are amended to contain the following information.
Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
				1 Year	5 Year	10 year
Long-term growth of capital and income	International Equity Portfolio[2]	MSA/Dodge & Cox	0.54%[1]	-2.71%	3.12%	3.26%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Allspring Global Investments, LLC	0.31%[1]	8.98%	4.75%	3.95%
This Supplement is dated November 1, 2021.